                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 24, 1997


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-17808                             04-2940131
(Commission File Number)      (IRS Employer Identification No.)


 225 Franklin Street, 25th Floor
          Boston, MA                              02110
(Address of principal executive offices)      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 24, 1997, New England Pension Properties V; A Real Estate Limited Partnership sold its property known as Palms Business Center III & IV located in Las Vegas, NV. The property was sold to an institutional buyer (the "Buyer") which is unaffiliated with the Partnership. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The property was sold for $18,000,000. The Partnership received net proceeds of approximately $17,800,000 and recognized a gain of approximately $8,100,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended September 30, 1997 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1996 (Exhibit B) and the period ended September 30, 1997 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 1997   NEW ENGLAND PENSION PROPERTIES V;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                       (Registrant)



                              By:   Fifth Copley Corp.,
                                    Managing General Partner


                              By:  /s/  Wesley M. Gardiner, Jr.
                              ---------------------------------
                                 Name:  Wesley M. Gardiner, Jr.
                                 Title:  President


New England Pension Properties V;                                                 EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1997
Unaudited

                                                                                  Pro Forma             September 30, 1997
                                                     September 30, 1997           Adjustment                 Pro Forma
                                                     ------------------           ----------                 ---------
ASSETS

Real estate investments:
       Joint ventures                                      $27,409,502                        -                $27,409,502
       Property, net                                         4,851,322                        -                  4,851,322
                                                      -----------------        -----------------        -------------------
                                                            32,260,824                        -                 32,260,824

Property held for disposition                                9,222,802               (9,222,802)(a)                      -

Cash and cash equivalents                                    8,090,601               17,818,002 (a)             25,908,603
Short-term investments                                       3,533,233                                           3,533,233
                                                      -----------------        -----------------        -------------------
                                                           $53,107,460                8,595,200                $61,702,660
                                                      =================        =================        ===================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                              $102,979                        -                   $102,979
Accrued management fee                                         147,137                        -                    147,137
Deferred management and disposition fees                       577,640                  540,000 (b)              1,117,640
                                                      -----------------        -----------------        -------------------

Total liabilities                                              827,756                  540,000                  1,367,756
                                                      -----------------        -----------------        -------------------

Partners' capital (deficit):
      Limited partners ($832 per unit;
        160,000 units authorized, 82,336
        units issued and outstanding)                       52,356,469                7,974,648 (a)             60,331,117
      General partners                                         (76,765)                  80,552 (a)                  3,787
                                                      -----------------        -----------------        -------------------

Total partners' capital                                     52,279,704                8,055,200                 60,334,904
                                                      -----------------        -----------------        -------------------
                                                           $53,107,460               $8,595,200                $61,702,660
                                                      =================        =================        ===================

New England Pension Properties V;                                                              EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1996
Unaudited
                                                                                          Pro Forma              December 31, 1996
                                                              December 31, 1996           Adjustment                 Pro Forma
                                                              -----------------           ----------                 ---------
Investment Activity

Property rentals                                                         $6,566,057          (1,664,805)(c)            $4,901,252
Interest income on loan to ground lessor                                    185,379                   -                   185,379
Property operating expenses                                              (1,775,678)            324,203 (c)            (1,451,475)
Ground rent expense                                                        (390,000)                  -                  (390,000)
Depreciation and amortization                                            (1,403,481)            346,036 (c)            (1,057,445)
                                                                 -------------------     ---------------        ------------------
                                                                          3,182,277            (994,566)                2,187,711

Joint venture earnings                                                      360,214                   -                   360,214
                                                                 -------------------     ---------------        ------------------

     Total real estate operations                                         3,542,491            (994,566)                2,547,925

Gain on sale of property                                                          -           8,055,200 (a)             8,055,200
                                                                 -------------------     ---------------        ------------------

     Total real estate activity                                           3,542,491           7,060,634                10,603,125

Interest on cash equivalents and short term investments                     604,959                   -                   604,959
                                                                 -------------------     ---------------        ------------------

     Total investment activity                                            4,147,450           7,060,634                11,208,084


Portfolio Expenses

Management fee                                                              456,846            (112,594)(f)               344,252
General and administrative                                                  298,070              (5,700)(g)               292,370
                                                                 -------------------     ---------------        ------------------
                                                                            754,916            (118,294)                  636,622
                                                                 -------------------     ---------------        ------------------

Net income                                                               $3,392,534          $7,178,928               $10,571,462
                                                                 ===================     ===============        ==================

Net income per weighted average limited partnership unit                   $40.72              $86.16(d)                  $126.88
                                                                 ===================     ===============        ==================

Weighted average number of limited partnership units
  outstanding during the period                                              82,486              82,486                    82,486
                                                                 ===================     ===============        ==================

New England Pension Properties V;              EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
September 30, 1997
Unaudited

                                                                                             Pro Forma           September 30, 1997
                                                               September 30, 1997            Adjustment               Pro Forma
                                                               ------------------            ----------               ---------
Investment Activity

Property rentals                                                       $4,745,038               (1,312,755)(e)           $3,432,283
Interest income on loan to ground lessor                                  112,205                        -                  112,205
Property operating expenses                                            (1,134,628)                 259,010 (e)             (875,618)
Ground rent expense                                                      (292,500)                       -                 (292,500)
Depreciation and amortization                                          (1,106,995)                 285,069 (e)             (821,926)
                                                            ----------------------        -----------------       ------------------
                                                                        2,323,120                 (768,676)               1,554,444

Joint venture earnings                                                    301,618                        -                  301,618
                                                            ----------------------        -----------------       ------------------

     Total real estate operations                                       2,624,738                 (768,676)               1,856,062

Gain on sales of property                                               2,160,404                8,055,200 (a)           10,215,604
                                                            ----------------------        -----------------       ------------------

     Total real estate activity                                         4,785,142                7,286,524               12,071,666

Interest on cash equivalents and short term investments                   492,024                        -                  492,024
                                                            ----------------------        -----------------       ------------------

     Total investment activity                                          5,277,166                7,286,524               12,563,690


Portfolio Expenses

Management fee                                                            384,891                  (86,286)(f)              298,605
General and administrative                                                236,242                       -                   236,242
                                                            ----------------------        -----------------       ------------------
                                                                          621,133                  (86,286)                 534,847
                                                            ----------------------        -----------------       ------------------

Net income                                                             $4,656,033               $7,372,810              $12,028,843
                                                            ======================        =================       ==================

Net income per weighted average
  limited partnership unit                                                 $55.94                   $88.58 (d)              $144.52
                                                            ======================        =================       ==================


Weighted average number of limited partnership units
  outstanding during the period                                            82,401                   82,401                   82,401
                                                            ======================        =================       ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposal to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1996 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1997 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.